Summary Prospectus and
Prospectus Supplement

June 15, 2018

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 15, 2018 to the Morgan Stanley Institutional Fund, Inc.
Summary Prospectus and Prospectus dated April 30, 2018

Insight Portfolio
(the "Fund")

The Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Company"), on behalf of the Fund, approved an Agreement and Plan of Reorganization by and between the Company, on behalf of the Fund, and the Company, on behalf of its series Advantage Portfolio ("MSIF Advantage"), pursuant to which substantially all of the assets and liabilities of the Fund would be transferred to MSIF Advantage and stockholders of the Fund would become stockholders of MSIF Advantage, receiving shares of common stock of MSIF Advantage ("Shares") equal to the value of their holdings in the Fund (the "Reorganization"). Class I stockholders of the Fund would receive Class I Shares of MSIF Advantage, Class A stockholders of the Fund would receive Class A Shares of MSIF Advantage, Class L stockholders of the Fund would receive Class L Shares of MSIF Advantage and Class C stockholders of the Fund would receive Class C Shares of MSIF Advantage. The Reorganization is subject to the approval of stockholders of the Fund at a special meeting of stockholders scheduled to be held during the fourth quarter of 2018. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning MSIF Advantage is expected to be distributed to stockholders of the Fund during the third quarter of 2018.

Please retain this supplement for future reference.

  IFINSGHTREORGSPT 6/18